EX-99.906CERT 3 CERTIFICATIONS PURSUANT TO SECTION 906

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2006 of The Timothy Plan (the “trust”).

I Arthur D. Ally, the Treasurer of the trust, certify that:

(i)	the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 21, 2006	/s/ Arthur D. Ally
Arthur D. Ally
Treasurer

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2006 of The Timothy Plan (the “trust”).

I Arthur D. Ally, the President of the trust, certify that:

(i)	the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 21, 2006	/s/ Arthur D. Ally
Arthur D. Ally
President